UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 17, 2021
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events

The Company is filing this report to provide the legal opinions as to the validity of the securities covered by the two prospectus supplements, each dated February 17, 2021, to the Company’s shelf registration statement on Form S-3 (File No. 333-253208), which opinions are attached hereto as Exhibit 5.1 (relating to potential resales of shares (the “Resale Prospectus Supplement”)) and as Exhibit 5.2 (relating to certain transactions under the Company’s ESPP (the “ESPP Cashless Program Prospectus Supplement”)) and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

5.1*	Opinion of Simpson Thacher & Bartlett LLP relating to the Common Stock to be sold pursuant to the Resale Prospectus Supplement.
5.2
Opinion of Simpson Thacher & Bartlett LLP relating to the Common Stock to be delivered pursuant to the ESPP Cashless Program Prospectus Supplement (incorporated herein by reference to Exhibit 5.1 to the Registration Statement on Form S-8 filed by the Company on February 17, 2021).

23.1*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).
23.2	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2).
104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

*	Filed herewith

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	February 18, 2021	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and
General Counsel